================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              The Sessions Group
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                  1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                    1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                        1ST SOURCE MONOGRAM INCOME FUND
                          SERIES OF THE SESSIONS GROUP

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219


                               September 8, 1998


Dear Shareholder:


     I am writing to inform you of the upcoming special meeting of the shareholders of each of the 1st Source Monogram Funds (the "Funds"). At this meeting, you are being asked to vote on a proposed reorganization of the Funds, which are currently series of The Sessions Group ("Group"), an Ohio business trust. After reorganization, each of the Funds would be a series of The Coventry Group ("Coventry"), a Massachusetts business trust. Moving the Funds to Coventry will preserve for them the cost-spreading advantages of an "umbrella" fund structure -- i.e., a structure that permits the expenses of a single board of trustees and certain other costs to be spread over a number of fund groups. Although the Group was originally designed as an "umbrella" fund, changes in its component funds have made it unsuitable for that purpose because certain of the other component funds have elected also to reorganize themselves as series of another investment company due to their growth in assets while others have been dissolved and liquidated for various business reasons. The reorganization will not cause any change in the Funds' investment objectives or policies or in their portfolio management, although a change in sub-adviser is proposed for 1st Source Monogram Diversified Equity Fund as well as a reduction in the investment advisory fees paid by such Fund and the sub-investment advisory fees paid to one of its current sub-advisers. Apart from these changes, the Funds will retain their current investment adviser, as well as the other two current sub-advisers to 1st Source Monogram Diversified Equity Fund, and there will be no other changes in the rates of fees payable by the Funds for investment advisory or other services (except for transfer agency fees for the Funds which are being reduced). The Board of Trustees unanimously believes that the proposed reorganization is in each Fund's and your best interests.


     Finally, a "manager of managers" arrangement is being proposed for 1st Source Monogram Diversified Equity Fund. Under such an arrangement, the Trustees would be authorized to appoint, replace or terminate sub-advisers as recommended by 1st Source Bank without seeking shareholder approval, thereby reducing the time and cost associated with modifying portfolio management strategies as 1st Source Bank considers in shareholders' best interests.

     PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one of the Funds, you will receive a separate proxy card for each of the Funds you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

     The Board of Trustees of the Group has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-800-766-8938.

                                          Sincerely,


                                          /s/ Walter B. Grimm

                                          Walter B. Grimm
                                          President

                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                  1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                    1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                        1ST SOURCE MONOGRAM INCOME FUND
                          SERIES OF THE SESSIONS GROUP



                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219


                                ---------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                OCTOBER 16, 1998


                                ---------------

     To the Shareholders of the above-referenced Funds:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund") and 1st Source Monogram Income Fund ("Income Fund") (each a "Fund" and collectively, the "Funds"), will be held at 8:30 a.m., Eastern Time, on Friday, October 16, 1998, at the offices of the Funds' administrator, BISYS Fund Services Limited Partnership ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:



      I. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an Agreement and Plan of Reorganization and Liquidation, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each of Income Equity Fund, Diversified Equity Fund, Special Equity Fund and Income Fund, pursuant to which each Fund would be reorganized as a separate series of The Coventry Group, a Massachusetts business trust, as described in the attached Proxy Statement.



     IIa. TO BE VOTED ON ONLY BY SHAREHOLDERS OF DIVERSIFIED EQUITY FUND: To vote upon the approval of a new Sub-Investment Advisory Agreement between 1st Source Bank and Standish, Ayer and Wood, Inc. with respect to the Diversified Equity Fund.



     IIb. TO BE VOTED ON ONLY BY SHAREHOLDERS OF DIVERSIFIED EQUITY FUND: To vote upon the approval of an amendment to the Sub-Investment Advisory Agreement between 1st Source Bank and Loomis Sayles & Company with respect to the Diversified Equity Fund to reduce the sub-advisory fees payable to Loomis Sayles & Company by 1st Source Bank.



     IIc. TO BE VOTED ON ONLY BY SHAREHOLDERS OF DIVERSIFIED EQUITY FUND: To vote upon the approval of an amendment to the Investment Advisory Agreement between The Coventry Group and 1st Source Bank to reduce the investment advisory fees payable to 1st Source Bank with respect to the Diversified Equity Fund.



     IId. TO BE VOTED ON ONLY BY SHAREHOLDERS OF DIVERSIFIED EQUITY FUND: To vote upon the authorization of the Board of Trustees of The Coventry Group to appoint, replace or terminate sub-advisers recommended by 1st Source Bank or amend the terms of any sub-investment advisory agreement for the Diversified Equity Fund without shareholder approval.


     III. To transact such other business as may come properly before the Meeting and any adjournment thereof.

     Note: Each of Proposals I, IIa, IIb and IIc is conditioned upon the approval of the other three Proposals so that for any one to pass, they must all pass. Also votes on Proposals IIa, IIb, IIc and IId shall be deemed to be instructions to officers of the Group to vote shares of The Coventry Group received in the Reorganization in the same manner for, against or abstain on such Proposals as they relate to The Coventry Group.

     Shareholders of record at the close of business on August 19, 1998 are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Trustees of The
                                        Sessions Group

                                        George L. Stevens
                                        George L. Stevens

                                        Secretary

Columbus, Ohio

September 8, 1998


                   PLEASE RESPOND -- YOUR VOTE IS IMPORTANT.
 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE
                          REPRESENTED AT THE MEETING.

                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                  1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                    1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                        1ST SOURCE MONOGRAM INCOME FUND
                          SERIES OF THE SESSIONS GROUP



                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219


                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION


     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Sessions Group (the "Group") from shareholders of: 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund") and 1st Source Monogram Income Fund ("Income Fund") (each a "Fund' and collectively, the "Funds"), to be held at 8:30 a.m., Eastern Time, on October 16, 1998 and any adjournment thereof (the "Meeting"), at the offices of the Funds' administrator and principal underwriter, BISYS Fund Services Limited Partnership ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by BISYS. The Notice of the Meeting, Proxy Statement and Proxies are being mailed to shareholders on or about September 8, 1998.


     The presence in person or by proxy of the holders of record of a majority of the votes attributable to the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting for that Fund. If, however, such quorum for any Fund shall not be present or represented at the Meeting or if fewer votes are present in person or by proxy than the minimum required for any Fund to approve any proposal presented at the Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of votes shall be present at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Agreement and Plan of Reorganization and Liquidation and will vote against any such adjournment those proxies required to be voted against such Agreement. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

     The Board of Trustees of the Group has fixed the close of business on August 19, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The numbers of outstanding shares of each Fund as of the Record Date, are indicated in the following table:


                           FUND                                 SHARES
                           ----                              -------------
Income Equity Fund.........................................  4,304,676.748
Diversified Equity Fund....................................  7,211,120.838
Special Equity Fund........................................  3,443,768.241
Income Fund................................................  6,533,313.573



     Each share is entitled to one vote for each dollar of net asset value of such share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. As of such time, the net asset values per share of the Funds were as follows: Income Equity Fund -- $11.62; Diversified Equity Fund -- $12.55; Special Equity Fund -- $8.81; and Income
Fund -- $10.37.

VOTING


     Approval of Proposal 1, which involves a proposed reorganization, requires, for each Fund, the affirmative vote of a majority of the votes attributable to that Fund's outstanding shares. Approval of each of the other Proposals, each of which relates only to the Diversified Equity Fund, requires approval by the lesser of (a) 67% or more of the votes attributable to shares present at the Meeting, if the holders of more than 50% of votes attributable to shareholders of record of Diversified Equity Fund are present in person or by proxy; or (b) more than 50% of votes are attributable to the outstanding shares of Diversified Equity Fund.

     All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of the applicable Proposal or Proposals. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Group of a timely written revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on a Proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to applicable legal principles that the Proposals be approved by specified percentages of the votes attributable to each Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting, either by proxy or in person at the Meeting, while counted towards determining whether a quorum is present, has the same effect as a negative vote on a Proposal. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on matters presented if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a matter presented and has not timely received voting instructions from the beneficial owner, shares will be counted neither toward the quorum nor to determine whether a Proposal has been approved or rejected.

     Each of Proposals I, IIa, IIb and IIc is conditioned upon the approval of the other three Proposals so that for any one to pass, they all must pass. If any Proposal is not passed, the Reorganization described below will not occur as described herein, and the Board of Trustees will consider what other actions, if any, should be taken.

     In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Group, by officers and employees of the Funds' investment adviser, 1st Source Bank ("Adviser") or the Group's administrator, BISYS, personally or by telephone or telegraph, without special compensation.

     The most recent annual report of the Funds, including financial statements, for the year ended June 30, 1998 has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge, please contact the Funds at their address set forth on the first page of this proxy statement or by calling (800) 766-8938 and it will be sent within three business days by first class mail.


                                   PROPOSAL I


      APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     Management has proposed, and the Trustees have approved, a restructuring of the organization of the Funds. Currently, the Funds are each separate series of the Group, which is an Ohio business trust. The proposed reorganization would make each of the Funds separate series of The Coventry Group ("Coventry"), a Massachusetts business trust (the "Reorganization"). (The Group and Coventry may be referred to herein as "Trusts" or the "Trust.") Like the Group, Coventry's affairs are overseen by a board of trustees and BISYS serves as administrator and distributor for each of its series of shares. Other than a change in one of the trustees and the proposed changes in the sub-advisory arrangements for Diversified Equity Fund described below, there would be no change in the management of the Funds, and no changes to the Funds' investment objectives or policies. The Adviser would continue to serve as investment adviser. There would be no change in two of the current subadvisers to Diversified Equity Fund. There would be no change in the Funds' other service providers. Except with respect to the proposed reduction in the investment advisory fees for Diversified Equity Fund, and a slight decrease in the expense ratio of each Acquiring Series (as defined below), the Reorganization is not expected to affect the Funds' fees or expenses (except for transfer agency fees for the Funds which are being reduced).

     The Reorganization is designed to preserve for the Funds the advantages of being part of an "umbrella" fund structure. An umbrella fund is one in which a single registered investment company, such as the Group or Coventry, has series that include various independently managed funds. By organizing these funds as series of a single umbrella fund, the funds get the benefit of certain efficiencies and cost savings. Among other things, a single board of trustees oversees all of the component funds, and costs related to the trustees (their fees, expenses of trustees' meetings), are spread across all the component funds. Due to recent changes in the component funds of the Group, it is no longer advisable to operate it as an umbrella fund. Coventry, by contrast, does, and is expected to continue to, operate as an umbrella fund.

     Each aspect of the Reorganization has received unanimous approval from the Group's Board of Trustees and from Coventry's Board of Trustees. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets of the relevant Fund ("Acquired Series") to a corresponding series ("Acquiring Series") of Coventry created for such purpose, in exchange for shares of the Acquiring Series as described below, and for the assumption by the corresponding Acquiring Series of all of the liabilities of the Acquired Series. The completion of these transactions will result in the complete liquidation of each Acquired Series. As a result of the Reorganization, shareholders of each Fund would become shareholders of their corresponding Acquiring Series and have the same proportionate interest in the same portfolio of assets as prior to the Reorganization.


TERMS OF THE PLAN


     The Reorganization is subject to a number of conditions for each Fund, including the approval of the shareholders of the relevant Acquired Series. Accordingly, Shareholders of each Acquired Series are being asked to vote upon the approval of an Agreement and Plan of Reorganization and Liquidation (the "Plan") pursuant to which the Reorganization would be consummated. The following descriptions of the Plan and the features of the proposed reorganizations are qualified in their entirety by reference to the text of the Plan. A copy of the Plan is set forth as Exhibit A to this Proxy Statement.

     The Plan provides, among other things, for the transfer of all of the assets of each Acquired Series to its corresponding Acquiring Series in exchange for (i) the assumption by the Acquiring Series of all of the identified liabilities of the Acquired Series and (ii) the issuance to the Acquired Series of shares of beneficial interest (the "Acquiring Series Shares") in the Acquiring Series, the number of which shall be calculated based upon the value of the net assets of the Acquired Series then outstanding as of 4:00 p.m. Eastern Time on the Valuation Time (defined in the Plan to be October 24, 1998, or such other date as may be agreed upon by the Group and Coventry). Specifically, on the Exchange Date (the date following the Valuation Date) the Acquiring Series will deliver to the Acquired Series a number of full and fractional Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of the Acquired Series attributable to its shares of beneficial interest (the "Acquired Series Shares"), transferred to the corresponding Acquiring Series on the Exchange Date, less the value of the liabilities of the Acquired Series, assumed by the Acquiring Series on that date. After receipt of the Acquiring Series Shares, each Acquired Series will cause the Acquiring Series Shares to be distributed to its shareholders, in complete liquidation of the Acquired Series. Each shareholder will be entitled to receive that proportion of Acquiring Series Shares which the number of Acquired Series Shares held by such shareholder bears to the total number of Acquired Series Shares outstanding on such date. The distribution of Acquiring Series Shares will be accomplished by the establishment of accounts on the share records of the corresponding Acquiring Series in the names of the Acquired Series shareholders, each account representing the respective number of full and fractional Acquiring Series Shares due to such shareholder. Certificates with respect to Acquiring Series Shares will not be issued.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt from the U.S. Securities and Exchange Commission (the "SEC") of an exemption order from the provisions of Section 17 of the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Group and Coventry will receive such an order. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders of each Acquired Series, by mutual consent of the respective Trustees of the Group and Coventry. The Plan may also be amended before or after its approval by shareholders of the Acquired Series, and the Group and Coventry may waive any condition to their respective obligations under the Plan provided that no amendment or waiver of a condition after such approval may adversely affect the interests of shareholders of the Acquired Series or the Acquiring Series.


EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN


     The Funds' current Investment Advisory Agreement is, technically, an agreement between the Group and the Adviser. Thus, upon the Reorganization, this agreement will have to be terminated and a new investment advisory agreement will be entered into between the Adviser and Coventry. The termination of the current Investment Advisory Agreement will also automatically terminate each of the Sub-Investment Advisory Agreements between the Adviser and each of the current Sub-Advisers to Diversified Equity Fund.

     An investment company registered under the 1940 Act is required to obtain shareholder approval with regard to an investment advisory agreement with the company's investment adviser and any sub-adviser. As part of the proposal to reorganize the Funds, approval by the requisite vote of the Shareholders of the Plan will also constitute, for the purposes of the 1940 Act: approval of the proposed Investment Advisory Agreement between Coventry on behalf of each Acquiring Series (other than Diversified Equity Fund) and 1st Source Bank, as well as the proposed Sub-Investment Advisory Agreement between the Adviser and Miller Anderson, & Sherrerd LLP on behalf of Diversified Equity Fund. (See "Information Concerning the Investment Adviser and Sub-Advisers After the Reorganization".) The terms of each of these agreements will be substantially the same as the current agreements with the Group on behalf of each respective Fund except for: (1) their date and term; (2) the fact that Coventry instead of the Group will be a party; (3) the elimination of provisions relating to state expense limitations that are no longer applicable to registered investment companies; and (4) technical revisions to reflect the change from an Ohio to a Massachusetts business trust. One current Sub-Adviser to the Diversified Equity Fund, Columbus Circle Investors, is not proposed to be renewed. Instead, as described under Proposal IIa, shareholders of Diversified Equity Fund are being asked to consider approving a new Sub-Investment Advisory Agreement between 1st Source Bank and Standish, Ayer & Wood, Inc. As described under Proposal IIb, shareholders of Diversified Equity Fund are being asked to consider approving a new Sub-Investment Advisory Agreement between 1st Source Bank and Loomis, Sayles & Company to reduce the sub-advisory fees payable to Loomis, Sayles & Company. In Proposal IIc, shareholders of Diversified Equity Fund are being asked to consider approving a reduction in the investment advisory fees payable to the Adviser by such Fund to reflect the lower sub-advisory fees to be paid to Loomis, Sayles & Company and to Standish, Ayer & Wood, Inc. (relative to Columbus Circle Investors).

     Assuming shareholder approval of the Plan, each Acquired Series, as the sole shareholder of the corresponding Acquiring Series immediately prior to the completion of the Reorganization, will effect the required advisory agreement approvals by voting its respective shares in each Acquiring Series (other than Diversified Equity Fund) in favor of the new Investment Advisory Agreement on behalf of its shareholders prior to the Reorganization. Diversified Equity Fund Acquired Series will also vote its shares of Diversified Equity Fund Acquiring Series in favor of the new Sub-Investment Advisory Agreement with current Sub-Adviser Miller Anderson & Sherrerd LLP on behalf of its shareholders immediately prior to the completion of the Reorganization. Assuming approval by Diversified Equity Fund Acquired Series Shareholders of Proposals IIa, IIb, IIc, and IId, Diversified Equity Fund Acquired Series will vote its shares of Diversified Equity Fund Acquiring Series in favor of the proposed new Sub-Advisory Agreement with Standish, Ayer & Wood, Inc., the proposed new Sub-Investment Advisory Agreement with Loomis, Sayles & Company, the new Investment Advisory Agreement and the manager-of-managers arrangement. Coventry will then consider the shareholder approval requirements of the 1940 Act referred to above to have been satisfied with respect to those agreements.


DESCRIPTION OF ACQUIRING SERIES SHARES


     Shares will be issued to each of the Acquired Series' shareholders in accordance with the Plan as discussed above. The shares will be authorized for issuance in series by the Board of Trustees of Coventry in accordance with Coventry's Declaration of Trust and Massachusetts business trust law. The Acquiring Series will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Acquired Series, as described in each Fund's current prospectus and statement of additional information.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

     No changes will be made in the Funds' investment objectives, policies or investment restrictions.

FEE STRUCTURE AND EXPENSES

     Except as described in Proposal IIc with respect to the reduction in investment advisory fees for Diversified Equity Fund (and except for transfer agency fees which are being reduced), the Reorganization will not cause any change in fee rates or the nature of expenses to which each Acquiring Series will be subject subsequent to the Reorganization, except that the Acquiring Series's allocated portion of Coventry's trust-level expenses may be different from what the allocated portion of the Group's trust-level expenses would have been and this difference is expected to provide a slight improvement in the expense ratio of each Acquiring Series.

EXPENSES OF THE REORGANIZATION

     BISYS will bear all expenses associated with the transactions contemplated by the Plan, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Acquired Series' obligation to consummate its Reorganization, the Group will receive an opinion from Dechert Price & Rhoads, counsel to Coventry, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

THE COVENTRY GROUP

     Coventry was organized as a Massachusetts business trust on January 8, 1992. Coventry consists of several separate series managed by a number of different investment advisers. Although there may be variations in the service provider arrangements for different series (or groups of series), BISYS (or its affiliates) typically provides administration, distribution, transfer agent and fund accounting services to each of the series. Coventry's affairs are overseen by a Board of Trustees. The four Trustees, three of whom are also Trustees of the Group, are as follows:

     WALTER B. GRIMM. Mr. Grimm serves as Chairman of the Board of Trustees and President of Coventry. He is also Chairman of the Board of Trustees and President of the Group. He has been an employee of BISYS Fund Services since 1992. As an employee of Coventry's distributor, Mr. Grimm is currently the only Trustee of Coventry who is an "interested person," as defined in the 1940 Act.

     MAURICE G. STARK. Trustee of Coventry and the Group. Currently retired, Mr. Stark served until the end of 1994 as Vice President-Finance and Treasurer of Battelle Memorial Institute, a scientific research and development service corporation.

     MICHAEL M. VAN BUSKIRK. Trustee of Coventry. Mr. Van Buskirk has been Executive Vice President of The Ohio Bankers' Association, a trade association, since 1991.

     JOHN H. FERRING IV. Trustee of Coventry and the Group. Since 1979, President and owner of Plaze, Incorporated, St. Louis, Missouri.

COMPENSATION OF TRUSTEES

     Those Trustees who are not affiliated with the Adviser or BISYS receive from Coventry an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for special meetings of the Board attended by telephone. They are also reimbursed for out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with BISYS or the Adviser do not receive compensation from Coventry.


COMPARISON OF OHIO AND MASSACHUSETTS BUSINESS TRUST LAW


     The primary source of regulation for the Funds is the 1940 Act. However, laws of the state of organization, and the form of organization, affect certain operational and procedural matters for a mutual fund. Because of the comprehensiveness of 1940 Act regulation, registered investment companies generally prefer to organize under state laws that offer both maximum flexibility and low cost. The Massachusetts business trust has long been one of the more popular forms of organization for open-end investment companies -- the first U.S. open-end fund was organized in 1924 as a Massachusetts business trust. The Ohio business trust statute is considerably more recent and has therefore been less widely used by investment companies. Both the Ohio and Massachusetts statutes contain few provisions and impose few requirements, thus offering considerable flexibility to a fund. Neither, for example, requires annual meetings of shareholders, and each permits the authorization of an unlimited number of shares. The advantage of the Massachusetts business trust form is its long history of successful use by investment companies. The advantage of the Ohio business trust is that the Ohio statute expressly limits the personal liability of trustees and shareholders, while a Massachusetts business trust provides for these limitations in its organizational and contractual documents.


COMPARISON OF THE DECLARATIONS OF TRUST OF THE GROUP AND COVENTRY


     Following is a summary description of certain provisions of the Declarations of Trust ("Declarations") for the Group and Coventry (each, a "Trust"). This description is qualified in its entirety by reference to the full text of each Declaration. Copies of each Declaration are available at no charge upon request to BISYS by calling (614) 470-8000 or by writing to BISYS at 3435 Stelzer Road, Columbus, Ohio 43219.

     Trustees. Each Declaration provides the Trustees with general authority to manage the business of the Trust and to enter into agreements with investment advisers and other service providers. Neither Declaration requires a specified number of Trustees, provides for classes of Trustees, or sets a limited term of office for Trustees. Each contains provisions for filling vacancies, for resignation, and for removal of Trustees by the Trustees or by shareholders.

     Shares and Shareholders. Each Declaration provides for an unlimited number of authorized shares and provides for the creation of separate series and classes of shares. Each Declaration provides shareholders with rights consistent with those required by the 1940 Act for shareholders of registered investment companies. The Group's Declaration provides that shareholders shall have no preemptive or other rights to subscribe to additional securities of the Trust, while Coventry's Declaration provides that shareholders shall have no preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to a particular series of shares. The Group's Declaration provides that shareholders have one vote for each dollar of share value, while Coventry's Declaration provides for one vote for each whole share and a fractional vote for each share fraction. As a result, each shareholder of an Acquiring Series will have the same number of votes per share
(one) regardless of the net asset value per share.

     Each Declaration provides that shareholders may vote only (a) to elect or remove Trustees, subject to certain conditions; (b) on matters required by the 1940 Act to be submitted to shareholders; (c) on the reorganization or termination of the Trust; (d) to the same extent as shareholders of an Ohio or Massachusetts corporation, respectively, regarding the institution of shareholder derivative or class actions; (e) and on amendments to the Declaration. (Trustees also have limited rights to amend the Declaration, without shareholder approval, to conform to applicable law, to change the name of the Trust, and to make certain other changes. New series can also be added, and their names changed, without shareholder approval.) The Coventry Declaration prohibits amendments that would impair shareholder exemption from personal liability, while the Group Declaration permits such a change only with the approval of each affected shareholder. Amendments to each Declaration require the vote of a majority of outstanding shares entitled to vote, but the Coventry Declaration requires that two-thirds of such shares approve any amendment that would reduce the amount payable with respect to shares upon liquidation or that would reduce shareholder voting rights. The Group Declaration provides for a shareholder-initiated meeting upon the written request of at least 20% of shareholders entitled to vote on the particular matter to be presented, while the Coventry Declaration permits a shareholder-initiated meeting upon the written request of only 10% of the Trust's outstanding shares. However, the Group has undertaken to the SEC to hold a special meeting of shareholders of the Group for the purpose of considering the removal of one or more of the Group's Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote.

     Liability of Shareholders and Trustees. Each Declaration provides that shareholders shall not be subject to personal liability in connection with the Trust's affairs and shall be indemnified by the Trust against any liability and related expenses to which a shareholder, as such, might be subject. Each Declaration also provides that Trustees and Trust officers are protected from personal liability and will be indemnified by the Trust except for liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of duties.


BASIS FOR THE BOARDS' RECOMMENDATIONS


     The Board of Trustees of the Group, including a majority of those Trustees who are not "interested persons" of the Group, as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the Plan at a meeting held on July 23, 1998.

     In approving the Plan, the Trustees of the Group determined that the proposed Reorganization would be in the best interests of each of the Acquired Series, and that the interests of the shareholders would not be diluted as a result of effecting the Reorganization. The Board considered various factors in recommending that shareholders approve the Plan, including the tax-free nature of the Reorganization and the payment of all the Reorganization expenses by BISYS, as described above, and those factors set forth below.

     The Trustees also considered whether there might be significant differences between the Ohio business trust form of organization and the Massachusetts business trust. They noted the long history of successful use of the Massachusetts business trust form for open-end investment companies. They noted that the more recent Ohio statute had not been as widely used or tested. They noted the differences in methods for providing for limitation of trustee and shareholder liability between the two types of trusts, noting that while the relative certainty provided by the Ohio statute on these points was desirable, the procedures used by Coventry to establish these limitations through its organizational documents and contracts had not been shown, to the knowledge of the Trustees, to be ineffective. They noted that each statute provides considerable efficiency as well as flexibility with regard to various matters of corporate governance, and that each type of trust could have unlimited authorized capital and would not be required to hold annual meetings of shareholders. On balance, they determined that each format was suitable.

     The Trustees also considered that the investment objective, policies and restrictions of each Acquired Series are substantially identical to those of the corresponding Acquiring Series and that, except for the proposed new Sub-Adviser for Diversified Equity Fund (see Proposal IIa), each Acquiring Series would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Acquired Series immediately prior to the Reorganization. For these reasons, the Board concluded that an investment in shares of the Acquiring Series will provide Shareholders with an investment opportunity substantially identical to that afforded by the corresponding Acquired Series immediately prior to the Reorganization, except that a portion of the assets of Diversified Equity Fund would have a different Sub-Adviser -- a change that requires separate approval by Shareholders of Diversified Equity Fund. The Board further considered estimates of operating expense ratios for each Acquired Series and its corresponding Acquiring Series.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS


     BISYS, as Coventry's transfer agent will establish accounts for all current Acquired Series shareholders containing the appropriate number of Acquiring Series shares to be received by that shareholder in accordance with the terms and provisions of the Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Acquired Series on behalf of its shareholders.

            INFORMATION CONCERNING THE ADVISER TO THE FUNDS AND THE
             CONTINUING SUBADVISERS TO THE DIVERSIFIED EQUITY FUND


THE ADVISER AND THE CONTINUING SUBADVISERS



     1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46601, is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. The Adviser has served as investment adviser to the Funds since their inception. Additionally, the Adviser and its affiliates administer and manage, on behalf of their clients, trust assets which, as of June 30, 1998, totaled approximately $1.7 billion. The Adviser has over 60 years of banking experience and, as of June 30, 1998, had, on a consolidated basis with its parent, over $2.4 billion in assets.


     As permitted by the Investment Advisory Agreement, the Adviser has retained the following sub-advisers to the Diversified Equity Fund:

     Miller Anderson & Sherrerd LLP ("Miller Anderson"), One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 ("Miller Anderson"), which was founded in 1969 and is currently a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Miller Anderson provides advice primarily to institutions, including other investment companies, and currently has approximately $47.2 billion in assets under management.

     Loomis, Sayles & Company ("Loomis"), 3 First National Plaza, Suite 5450, Chicago, Illinois 60600, which was founded in 1926 and established its Chicago office in 1952. Loomis' sole general partner is Loomis, Sayles & Company, Incorporated.


THE INVESTMENT ADVISORY AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS


     A vote to approve the Plan would also have the effect of approval of the proposed Investment Advisory Agreement between Coventry on behalf of each Acquiring Series (other than Diversified Equity Fund as described in Proposal IIc below) and the Adviser, and the Sub-Investment Advisory Agreement between the Adviser and Miller Anderson.

                       THE INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement proposed for each Acquiring Series is substantially identical to the Investment Advisory Agreement in place currently between the Adviser and the Group with respect to each Acquired Series, except for the name of the trust party, the date and term, the removal of a provision concerning state expense limit rules that are no longer applicable to registered investment companies, and technical changes to reflect the fact that Coventry is a Massachusetts, rather than an Ohio, business trust. The fee rates contained in the proposed Investment Advisory Agreement are the same as those in the current Investment Advisory Agreement with respect to each of the Funds except for Diversified Equity Fund. For Diversified Equity Fund, the fee rates are proposed to be reduced as described in Proposal IIc below. A form of the proposed Investment Advisory Agreement is set forth as Exhibit B to this Proxy Statement. Information regarding the current and proposed Investment Advisory Agreements is set forth below.

     Under both the current Investment Advisory Agreement, dated as of August 20, 1996, between the Group and the Adviser, and the proposed Investment Advisory Agreement between Coventry and the Adviser, each with respect to the Funds ("Agreements"), the Adviser agrees to provide the Funds with investment advisory services, including the selection of brokers and dealers to execute portfolio transactions, either directly or through one or more sub-advisers.

     In exchange for the services provided under the Agreements, each Fund pays the Adviser a fee which is computed daily and payable monthly at the following annual rates based on the average daily net assets of the Fund: (1) for the Diversified Equity Fund, one hundred ten one-hundredths of one percent (1.10%) under the current Investment Advisory Agreement and ninety-nine one-hundredths of one percent (0.99%) under the proposed Investment Advisory Agreement; (2) for both the Income Equity Fund and the Special Equity Fund, eighty one-hundredths of one percent (0.80%); and (3) for the Income Fund, fifty-five one-hundredths of one percent (0.55%). Out of these fees, the Adviser pays its expenses of providing its services to the Funds (except the costs of the Funds' securities and related transaction costs), and the Adviser pays the fees of the Sub-Advisers. Each Agreement provides that, unless sooner terminated, it will continue in effect with respect to a Fund for two years and from year to year thereafter provided it is approved after such two year period and at least annually thereafter by the Trustees or by vote of a majority of the outstanding shares of that Fund, and by a majority of the Trustees who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party cast in person at a meeting called for such purpose. The Agreements are terminable at any time with respect to a Fund on 60 days' notice, without penalty, by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by the Adviser. The Agreements also terminate automatically upon assignment, as defined in the 1940 Act.

     Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

     Each Agreement contains a notice that the obligations of the Trust are not personally binding on shareholders, or the Trustees or officers of the Trust, but bind only the assets of the particular Fund. Each Agreement also contains an acknowledgment by the Trust of the Adviser's property rights to the name "1st Source Monogram" and an agreement by the Adviser permitting the Funds, on a non-exclusive, royalty-free basis, to use the name "1st Source Monogram" so long as the Agreement is in effect. At such time as the current or proposed Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "1st Source Monogram."

       THE SUB-INVESTMENT ADVISORY AGREEMENTS FOR DIVERSIFIED EQUITY FUND

     The Sub-Investment Advisory Agreement ("Sub-Agreement") proposed for the Acquiring Series Diversified Equity Fund with Miller Anderson is substantially identical to the Sub-Agreement in place currently between the Adviser and Miller Anderson with respect to the Acquired Series Diversified Equity Fund, except for the name of the Trust, the date and term, the removal of a provision concerning state expense limit rules that are no longer applicable to registered investment companies, and technical changes to reflect the fact that Coventry is a Massachusetts, rather than an Ohio, business trust. The fee rates contained in the proposed Sub-Agreement with Miller Anderson are the same as those in the current Sub-Agreement. The Sub-Agreement provides that, in exchange for the services provided under the Sub-Agreement, the Adviser pays Miller Anderson a fee which is computed daily and payable monthly at the following annual rates based on the average daily net assets of the portion of the assets of Diversified Equity Fund allocated to Miller Anderson -- 0.625% for assets up to $25,000,000, and 0.375% for assets in excess of $25,000,000. Out of these fees, Miller Anderson pays its expenses of providing its services to Diversified Equity Fund, except the costs of the Fund's securities and related transaction costs.

     Except for the changes referred to above, the terms of the current and proposed Sub-Agreements are substantially similar to those of the proposed new Sub-Agreements with Standish, Ayer & Wood, Inc. described in Proposal IIa, and with Loomis, Sayles & Company, described in Proposal IIb, except that the fees for Miller Anderson are as noted above. A form of the proposed Sub-Agreement with Miller Anderson is set forth as Exhibit C to this Proxy Statement.


DETERMINATIONS BY THE TRUSTEES


     The current Advisory Agreement, dated as of August 20, 1996, was last approved by the Trustees of the Group on August 13, 1998. The current Sub-Agreement with Miller Anderson, dated as of August 20, 1996, was last approved by the Trustees of the Group on August 13, 1998. The proposed Advisory Agreement was reviewed on August 13, 1998 by the Trustees of the Group. Those Trustees, including a majority of the independent Trustees, approved the proposed Advisory Agreement. They determined to recommend that shareholders of the Funds approve the proposed Advisory Agreement. The proposed Advisory Agreement and the proposed Sub-

Advisory Agreement with Miller Anderson were approved by the Trustees of Coventry at a meeting held August 12, 1998.

     In determining to approve these agreements and recommend their approval by shareholders, the Group's Trustees evaluated information presented to them regarding the Adviser and Miller Anderson, including information on their performance records, qualifications of their advisory personnel and other factors. They considered the fees payable to the Adviser and to Miller Anderson, including consideration of the relative split in fees between the Adviser, Miller Anderson, Loomis, Sayles & Company (see Proposal IIb), and the proposed new Sub-Adviser (see Proposal IIa), and determined the fees to be reasonable. The Trustees gave considerable weight in their deliberations to the fact that they believed the investment management of the Funds had been satisfactory and that it was desirable to maintain continuity in their management.

     THE BOARD OF TRUSTEES OF THE GROUP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL I.

                                  PROPOSAL IIa
               (FOR SHAREHOLDERS OF DIVERSIFIED EQUITY FUND ONLY)

                APPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT
              BETWEEN THE ADVISER AND STANDISH, AYER & WOOD, INC.

     Coventry's Board of Trustees, upon the recommendation of the Adviser, has determined not to retain Columbus Circle Investors ("Columbus") due to the Adviser's dissatisfaction with Columbus' investment performance and investment style and has approved, subject to shareholder approval, a new Sub-Agreement with Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111. The Group's Board of Trustees also reviewed and approved the proposed new Sub-Agreement with Standish, Ayer & Wood, Inc.

     Standish, Ayer & Wood, Inc. ("Standish"), was founded in 1933 and is a registered investment adviser and an independent investment counseling firm which manages over $44 billion for more than 450 clients, including individuals, endowments, pension plans, insurance companies and banks. Standish is also investment adviser to a family of mutual funds with over $6.3 billion in assets. Standish's investment management experience includes a broad range of both domestic and international equity and fixed income securities. Standish is owned and operated by its Directors.

     Standish currently serves as investment adviser to the following investment company that has an investment objective that is similar to the Fund's investment objective:

                                                TOTAL ASSETS AS            INVESTMENT
                                                OF JUNE 30, 1998        ADVISORY FEE RATE
                                                ----------------    -------------------------
The Standish Equity Asset Fund................   $220.2 million     0.50% of the Fund's
                                                                    average daily net assets.

     The terms of the proposed Sub-Agreement with Standish (the "Standish Sub-Agreement") are substantially similar to those of the proposed Sub-Agreements with Miller Anderson and Loomis, Sayles & Company except for the different fee rates for each Sub-Adviser. (The terms are also substantially similar to those of the current Sub-Agreements with Miller Anderson and Loomis, Sayles & Company, except as noted under Proposal I, above.) The following description, except as otherwise noted, is applicable to the current Sub-Agreements between the Adviser and Miller Anderson and Loomis, Sayles & Company, the continuing Sub-Advisers, dated as of August 20, 1996, and the proposed Sub-Agreements between the Adviser and each of Miller Anderson and Loomis, Sayles & Company, as well as the proposed Standish Sub-Agreement (collectively, the "Sub-Agreements"). A copy of the proposed Standish Sub-Agreement is attached hereto as Exhibit D.

     Under the Sub-Agreements, the Adviser appoints each Sub-Adviser, and each Sub-Adviser agrees to provide investment advisory services to Diversified Equity Fund, in accordance with that Fund's investment objectives, policies and restrictions, for such portion of Diversified Equity Fund's assets as the Adviser shall designate and subject to the instructions and supervision of the Adviser under the direction and control of the Trustees. Each Sub-Agreement provides that the Sub-Adviser shall be deemed an independent contractor.

     Each Sub-Agreement provides that the respective Sub-Adviser shall determine, with respect to the portion of the Fund's assets assigned to it, what investments will be purchased, retained or sold, what portion should be invested in particular foreign countries or regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights on the Fund's portfolio securities should be exercised. Each Sub-Adviser is also authorized to select brokers to execute portfolio transactions for the Fund.

     In exchange for the services provided under the Sub-Agreements, the Adviser pays each Sub-Adviser a fee. As described under Proposal I, in this Proposal IIa and in Proposal IIb, the fee to each Sub-Adviser is computed daily and payable monthly at the following annual rates based on the average daily net assets of the portion of the assets of Diversified Equity Fund allocated to that Sub-Adviser: Miller Anderson -- 0.625% for assets up to $25,000,000, and 0.375% for assets in excess of $25,000,000; Loomis -- 0.40% of assets; and Standish -- 0.45% of assets. (Columbus has been paid 1.00% on the first $10,000,000 and 0.50% on assets over $10,000,000.) Out of these fees, each Sub-Adviser pays its expenses of providing its services to Diversified Equity Fund, except the costs of the Fund's securities and related transaction costs. Each Sub-Agreement provides that, unless sooner terminated, it will continue in effect for two years and from year to year thereafter provided it is approved after such two year period and at least annually thereafter by the Trustees or by vote of a majority of the outstanding shares of that Fund, and by a majority of the Trustees who are not parties to the Sub-Agreement or interested persons, as defined in the 1940 Act, of any such party cast in person at a meeting called for such purpose. The Sub-Agreements are terminable at any time on 60 days' notice, without penalty, by the Trustees, by the Adviser, by vote of a majority of the outstanding shares of Diversified Equity Fund, or by the Sub-Adviser. The Sub-Agreements also terminate automatically upon assignment, as defined in the 1940 Act.

     Each Sub-Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Diversified Equity Fund in connection with the performance of the Sub-Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by the Sub-Adviser of its duties and obligations thereunder.

     Each Sub-Agreement contains an acknowledgment by the Sub-Adviser that it has been notified of, and accepts, the limitations in the applicable Declaration regarding liability of the Trust, the Fund, the shareholders, Trustees and officers.

DETERMINATIONS BY THE TRUSTEES

     The Trustees of the Group reviewed information presented regarding Standish's qualifications, including information regarding Standish's performance history, the range of its experience and the qualifications of its personnel. It also considered the favorable opinion of the Adviser regarding Standish and gave considerable weight to the Adviser's recommendation, as supported by the other information presented regarding Standish. The Trustees considered the proposed fees to be paid by the Adviser to Standish and noted that they were lower than those that are paid to Columbus. Columbus received fees, based on the average daily net assets of the portion of Diversified Equity Fund's assets allocated by the Adviser to Columbus, at an annual rate of 1.00% of the first $10 million of those assets and 0.50% on any excess over $10 million. The fees proposed to be paid by the Adviser to Standish are at the annual rate of 0.45% based on the average daily net assets of the portion of the Diversified Equity Fund's assets that are allocated by the Adviser to Standish. The Trustees noted that this lower fee would be reflected in a reduction in the investment advisory fees proposed to be paid by Diversified Equity Fund as described in Proposal IIc below. The Trustees determined that the proposed fees, including the allocation of fees between the Adviser and Standish were reasonable for the services to be provided by Standish and would not cause a reduction in the overall level of investment advisory service provided to Diversified Equity Fund.

     The proposed Standish Sub-Agreement was approved by the Trustees of the Group, including a majority of the independent Trustees, at a meeting held August 13, 1998, when they also determined to recommend that shareholders of Diversified Equity Fund approve the Standish Sub-Agreement. The proposed Standish Sub-Agreement was approved by the Trustees of Coventry at a meeting held on August 12, 1998. If Proposal I, Proposal IIa, Proposal IIb and Proposal IIc are approved by shareholders, Acquired Series Diversified Equity Fund will vote its shares of Acquiring Series Diversified Equity Fund in favor of the proposed Standish Sub-Agreement.

     THE BOARD OF TRUSTEES OF THE GROUP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL IIa.

                                  PROPOSAL IIb
               (FOR SHAREHOLDERS OF DIVERSIFIED EQUITY FUND ONLY)

              APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT
                BETWEEN THE ADVISER AND LOOMIS SAYLES & COMPANY

     Coventry's Board of Trustees, upon the recommendation of the Adviser, has approved, subject to shareholder approval, a new Sub-Agreement with Loomis Sayles & Company, Inc. ("Loomis") (the "New Loomis Sub-Agreement") which, among other things, provides for a reduction in the investment advisory fee payable to Loomis. The Group's Board of Trustees also reviewed and approved the proposed Sub-Agreement with Loomis.

     Under the New Loomis Sub-Agreement, Loomis would receive an annual investment advisory fee based on the average daily net assets of the portion of the assets of the Diversified Equity Fund allocated to it at the rate of 0.40% of assets. This fee represents a reduction in the investment advisory fees payable to Loomis under the current Loomis Sub-Agreement which are payable at a rate of 0.65% on the first $5 million of assets and 0.50% on assets in excess of $5 million. A copy of the New Loomis Sub-Agreement is attached hereto as Exhibit E.


     Loomis was founded in 1926 and currently manages investments in excess of $68 billion. The general partner of Loomis is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.


     Loomis currently serves as investment adviser to the following investment companies that have investment objectives that are similar to the Fund's investment objective:

                                                TOTAL ASSETS AS            INVESTMENT
                                                OF JUNE 30, 1998        ADVISORY FEE RATE
                                                ----------------    -------------------------
The Loomis Sayles Core Value Fund.............   $74.8 million      0.50% of the Fund's
                                                                    average daily net assets.
The Loomis Sayles Growth Fund.................   $31.3 million      0.50% of the Fund's
                                                                    average daily net assets.
The Loomis Sayles Strategic Value Fund........   $ 1.5 million      0.50% of the Fund's
                                                                    average daily net assets.
The Loomis Sayles Core Growth Fund............   $22.1 million      0.50% of the Fund's
                                                                    average daily net assets.

     The New Loomis Sub-Agreement provides that, unless sooner terminated, it will continue in effect for two years and from year to year thereafter provided it is approved after such two year period and at least annually thereafter by the Trustees or by vote of a majority of the outstanding shares of that Fund, and by a majority of the Trustees who are not parties to the Sub-Agreement or interested persons, as defined in the 1940 Act, of any such party cast in person at a meeting called for such purpose. The New Loomis Sub-Agreement is terminable at any time on 60 days' notice, without penalty, by the Trustees, by the Adviser, by vote of a majority of the outstanding shares of Diversified Equity Fund, or by Loomis. The New Loomis Sub-Agreement also terminates automatically upon assignment, as defined in the 1940 Act.

DETERMINATIONS BY THE TRUSTEES

     In determining to approve the New Loomis Sub-Agreement, the Trustees of the Group reviewed information presented regarding Loomis' qualifications, including information regarding Loomis' performance history, the range of its experience and the qualifications of its personnel. It also considered the favorable opinion of the Adviser regarding Loomis and gave considerable weight to the Adviser's recommendation, as supported by the other information presented regarding Loomis. The Board took note of the fact that Loomis has successfully managed the assets allocated to it since the Fund's inception. The Board also took note of the fact that the fees proposed to be paid by the Adviser to Loomis are at the annual rate of 0.40% based on the average daily net assets of the portion of the Diversified Equity Fund's assets that are allocated by the Adviser to Loomis and that this represented a reduction in the advisory fee rate applicable to Loomis. The Trustees noted that this lower fee would be reflected in the reduction in the investment advisory fees proposed to be paid by Diversified Equity Fund as described in Proposal IIc below. The Trustees determined that the proposed fees, including the allocation of fees between the Adviser and Loomis were reasonable for the services to be provided by Loomis and would not cause a reduction in the overall level of investment advisory service provided to Diversified Equity Fund.

     The proposed New Loomis Sub-Agreement was approved by the Trustees of the Group, including a majority of the independent Trustees, at a meeting held August 12 and 13, 1998. The proposed New Loomis Sub-Agreement was approved by the Trustees of Coventry at a meeting held on August 12, 1998. If Proposal I and Proposal IIa are approved by shareholders, Acquired Series Diversified Equity Fund will vote its shares of Acquiring Series Diversified Equity Fund in favor of the proposed New Loomis Sub-Agreement.

     THE BOARD OF TRUSTEES OF THE GROUP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL IIb.

                                  PROPOSAL IIc
               (FOR SHAREHOLDERS OF DIVERSIFIED EQUITY FUND ONLY)

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                        BETWEEN COVENTRY AND THE ADVISER

     The Group's Board of Trustees has approved, subject to shareholder approval, a new Investment Advisory Agreement (the "New Advisory Agreement") with First Source Bank (the "Adviser"). The New Advisory Agreement reflects a reduction in the investment advisory fees payable to the Adviser by Diversified Equity Fund.

     Under the current Advisory Agreement, the Adviser is paid an investment advisory fee with respect to the Diversified Equity Fund at an annual rate of 1.10% of the average daily net assets of the Fund. It is being proposed under the terms of the New Advisory Agreement that the investment advisory fee be reduced to a new rate equal on an annual basis to 0.99% of the average daily net assets of the Fund. This reduction in the fee rate is being made to coordinate with the reduction in the investment advisory fee payable to Loomis and the reduced investment advisory fee payable to Standish (as compared to that payable to Columbus).

     Set forth below is an illustration of the advisory fees payable under both the current fee rates and the pro forma fee rates with respect to those Agreements that are proposed to be amended as set forth herein:


                                                       INVESTMENT ADVISORY
                                                  FEES PAID TO 1ST SOURCE BANK
                                             FOR THE FISCAL YEAR ENDED JUNE 30, 1998
                                  -------------------------------------------------------------
                                   TOTAL AGGREGATE     PRO FORMA AGGREGATE
                                   FEES UNDER THE      FEES PAYABLE UNDER     PERCENTAGE CHANGE
                                  CURRENT AGREEMENT     THE NEW AGREEMENT       IN FEES PAID
                                  -----------------    -------------------    -----------------
Diversified Equity Fund.........      $970,429              $873,386                 (10)%

                                                     SUB-INVESTMENT ADVISORY
                                          FEES PAID BY 1ST SOURCE BANK TO LOOMIS SAYLES
                                             FOR THE FISCAL YEAR ENDED JUNE 30, 1998
                                  -------------------------------------------------------------
                                   TOTAL AGGREGATE     PRO FORMA AGGREGATE
                                   FEES UNDER THE      FEES PAYABLE UNDER     PERCENTAGE CHANGE
                                  CURRENT AGREEMENT     THE NEW AGREEMENT       IN FEES PAID
                                  -----------------    -------------------    -----------------
Diversified Equity Fund.........      $148,692              $133,824                 (10)%


     In exchange for the services provided under the New Advisory Agreement, the Fund pays the Adviser a fee that is computed daily and payable monthly. Out of these fees, the Adviser pays its expenses of providing its services to Diversified Equity Fund, except the costs of the Fund's securities and related transaction costs. The New Advisory Agreement provides that, unless sooner terminated, it will continue in effect for two years and from year to year thereafter provided it is approved after such two year period and at least annually thereafter by the Trustees or by vote of a majority of the outstanding shares of that Fund, and by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party cast in person at a meeting called for such purpose. The New Advisory Agreement is terminable at any time on 60 days' notice, without penalty, by the Trustees, by the Adviser or by vote of a majority of the outstanding shares of Diversified Equity Fund. The New Advisory Agreement also terminates automatically upon assignment, as defined in the 1940 Act.

DETERMINATIONS BY THE TRUSTEES

     The Trustees of the Group reviewed information presented regarding the Adviser's qualifications, including information regarding the Adviser's performance history, the range of its experience and the qualifications of its personnel. The Trustees considered the proposed fees to be paid to the Adviser. The Trustees determined that the proposed fee payable to the Adviser were reasonable for the services to be provided by the Adviser and would not cause a reduction in the overall level of investment advisory service provided to Diversified Equity Fund.

     The New Agreement was approved by the Trustees of the Group, including a majority of the independent Trustees, at a meeting held August 13, 1998. The New Agreement was approved by the Trustees of Coventry at a meeting held on August 12, 1998. If Proposal I, Proposal IIa, Proposal IIb and Proposal IIc are approved by shareholders, Acquired Series Diversified Equity Fund will vote its shares of Acquiring Series Diversified Equity Fund in favor of the New Advisory Agreement.

     THE BOARD TRUSTEES OF THE GROUP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL IIc.

                                  PROPOSAL IId
               (FOR SHAREHOLDERS OF DIVERSIFIED EQUITY FUND ONLY)

             APPROVAL OF THE AUTHORIZATION OF THE BOARD OF TRUSTEES
           TO APPOINT, REPLACE OR TERMINATE SUB-ADVISERS RECOMMENDED
             BY THE ADVISER OR AMEND THE TERMS OF ANY SUB-AGREEMENT
            FOR DIVERSIFIED EQUITY FUND WITHOUT SHAREHOLDER APPROVAL

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment adviser to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to Diversified Equity Fund. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser, the Group and Coventry intend to apply for such an exemption with respect to Diversified Equity Fund. If the exemption is granted and this proposal is approved by the shareholders of Diversified Equity Fund, the Board of Trustees of Coventry would, with respect to such series, without further shareholder approval, be able to appoint additional or replacement sub-advisers, terminate sub-advisers, rehire existing sub-advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify sub-investment advisory agreements.

     This Proposal IId is intended to facilitate the efficient operation of the multi-manager structure with respect to Diversified Equity Fund and afford such Fund increased management flexibility. Under the multi-manager structure, the Adviser, with the approval of Coventry's Board of Trustees, would have the same authority and flexibility with respect to sub-advisers for Diversified Equity Fund that it has for its own internal portfolio managers; namely that the Adviser can continually monitor their performance and replace them if the Adviser, with the approval of the Board of Trustees, believes such action is appropriate (for example, if the performance is not satisfactory). Under the multi-manager structure, the Adviser will continuously monitor the performance of each sub-adviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more sub-advisers or appoint additional sub-advisers, depending on the Adviser's assessment of what combination of sub-advisers it believes will optimize Diversified Equity Fund's chances of achieving its investment objective.


     While there is no way of knowing exactly how often the Adviser may recommend, and the Board may approve, the selection of an additional sub-adviser, or the replacement or termination of an existing sub-adviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would otherwise be the case. However, if the SEC grants the exemption, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved (or to reapprove a sub-adviser whose sub-advisory agreement is automatically terminated because it has been purchased by another entity) and accordingly, shareholders will forego their existing privilege of having a vote on such matters.


     Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers; however, even in the absence of shareholder approval, any proposal to add or replace sub-advisers would receive careful review. First, the Adviser would assess Diversified Equity Fund's needs and, if it believed additional or replacement sub-advisers could benefit Diversified Equity Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser within the meaning of the 1940 Act. Third, any selections of additional sub-advisers or replacement sub-advisers would have to comply with conditions contained in the SEC's exemptive order, if granted. Finally the Board of Trustees would not be able to replace the Adviser as investment adviser for Diversified Equity Fund without obtaining shareholder approval of the new investment adviser.

     The Trustees of Coventry and the Group approved the multi-manager structure at meetings held on August 12 and 13, 1998, respectively. If Proposal IId is approved by shareholders, Acquired Series Diversified Equity Fund will vote its shares of Acquiring Series Diversified Equity Fund, immediately prior to completion of the Reorganization, in favor of authorizing the Board of Trustees of Coventry to appoint, replace or terminate sub-advisers recommended by the Adviser or amend the terms of any sub-agreement for Diversified Equity Fund without shareholder approval.

     THE BOARD OF TRUSTEES OF THE GROUP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL IId.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES


     The following table sets forth certain information as of August 19, 1998, for each of the Funds with respect to each person or group known by the Group to be the beneficial owner of more than 5% of any class of the Funds' outstanding voting securities:



                                                                         AMOUNT AND
                                                                          NATURE OF      PERCENT
                                              NAME AND ADDRESS OF        BENEFICIAL        OF
             TITLE OF CLASS                    BENEFICIAL OWNER           OWNERSHIP       CLASS
             --------------                -------------------------    -------------    -------
Shares of Diversified Equity Fund........  1st Source Bank              6,939,560.882(1) 97.020%
                                           P.O. Box 1602
                                           South Bend, Indiana 46634
Shares of Income Equity Fund.............  1st Source Bank              4,061,500.177(1) 95.351%
                                           P.O. Box 1602
                                           South Bend, Indiana 46634
Shares of Special Equity Fund............  1st Source Bank              3,239,432.416(1) 95.195%
                                           P.O. Box 1602
                                           South Bend, Indiana 46634
Shares of Income Fund....................  1st Source Bank              6,214,891.167(1) 95.825%
                                           P.O. Box 1602
                                           South Bend, Indiana 46634


---------------

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these Shares.

OTHER MATTERS

     The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     The Funds do not hold annual or regular meetings of their shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                                                                       EXHIBIT A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     Agreement and Plan of Reorganization and Liquidation ("Agreement") dated as of July 23, 1998, by and between The Sessions Group, an Ohio business trust ("Group"), on behalf of each of the Acquired Series (as defined below), and The Coventry Group, a Massachusetts business trust ("Funds"), on behalf of each of the Acquiring Series (as defined below). For purposes of Section 5 hereof, the Agreement is also between Group and Funds (on behalf of their respective Acquired and Acquiring Series, as defined below) on the one hand, and BISYS Fund Services Limited Partnership, an Ohio limited partnership ("BISYS"), on the other hand.

     WHEREAS, Group is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment company of the management type and has issued and outstanding shares of beneficial interest of one class, without par value, of several series, including the following four series: 1st Source Monogram Diversified Equity Fund ("Group Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Group Special Equity Fund"), 1st Source Monogram Income Fund ("Group Income Fund"), and 1st Source Monogram Income Equity Fund ("Group Income Equity Fund," and, together with Group's other three series described above, the "Acquired Series"; each of the Acquired Series also may, as the context requires, individually be referred to as the or an "Acquired Series"); and

     WHEREAS, Funds is registered under the 1940 Act as an open-end investment company of the management type, and has issued and outstanding shares of beneficial interest of one class, without par value, of several series, including the following four series: 1st Source Monogram Diversified Equity Fund ("Funds Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Funds Special Equity Fund"), 1st Source Monogram Income Fund ("Funds Income Fund"), and 1st Source Monogram Income Equity Fund ("Funds Income Equity Fund," and, together with each of Funds' other three series described above, the "Acquiring Series"; each of the Acquiring Series also may, as the context requires, individually be referred to as the or an "Acquiring Series"); and

     WHEREAS, Each of the Acquired Series will transfer all assets belonging to such series, and will assign all of the liabilities belonging to such series, to the corresponding Acquiring Series, in exchange for shares of beneficial interest, without par value, of the corresponding Acquiring Series ("Acquiring Series Shares"), followed by the distribution of the Acquiring Series Shares by each Acquired Series to the shareholders of the Acquired Series in connection with the dissolution of the Acquired Series, all upon the terms and provisions of this Agreement (individually a "Reorganization", and together, the "Reorganizations"); and

     WHEREAS, The Acquired Series and the Acquiring Series correspond to one another as follows: Group Diversified Equity Fund corresponds to Funds Diversified Equity Fund, Group Special Equity Fund corresponds to Funds Special Equity Fund, Group Income Fund corresponds to Funds Income Fund, and Group Income Equity Fund corresponds to Funds Income Equity Fund; and

     WHEREAS, BISYS has agreed to be responsible for all of the direct and indirect fees, costs and expenses of the Reorganizations; and

     WHEREAS, This Agreement is intended to be and is adopted as a plan of reorganization and liquidation (or as plans of reorganization and liquidation) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), for each Acquired Series and its corresponding Acquiring Series; and

     WHEREAS, The trustees of Group have determined that the Reorganizations are in the best interests of Group, and that the interests of its shareholders will not be diluted as a result thereof, and

     WHEREAS, The trustees of Funds have determined that the Reorganizations are in the best interests of Funds and that the interests of its shareholders will not be diluted as a result thereof,

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto covenant and agree as follows:

     1. Plan of Reorganization and Liquidation.

          (a) SALE OF ASSETS, ASSUMPTION OF LIABILITIES. With respect to each Reorganization, and subject to the prior approval of shareholders of the Acquired Series and to the other terms and conditions contained herein (including the condition that the Acquired Series shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 9(h) herein), Group on behalf of the Acquired Series, agrees to assign, convey, transfer and deliver to Funds and the corresponding Acquiring Series, and Funds, on behalf of the corresponding Acquiring Series, agrees to acquire from Group on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the corresponding Acquired Series in exchange for that number of full and fractional Acquiring Series Shares of the corresponding Acquiring Series having an aggregate net asset value equal to the value of all assets of the Acquired Series transferred to the corresponding Acquiring Series, as provided in Section 4, less the liabilities of the Acquired Series assumed by the corresponding Acquiring Series.

          (b) ASSETS ACQUIRED. With respect to each Reorganization, the assets to be acquired by an Acquiring Series from the corresponding Acquired Series shall consist of all of Acquired Series' property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series as of the Valuation Time described in Section 4.

          (c) LIABILITIES ASSUMED. With respect to each Reorganization, prior to the Exchange Date the corresponding Acquired Series will endeavor to discharge or cause to be discharged, or make provision for the payment of, all of the known liabilities and obligations of the corresponding Acquired Series. The corresponding Acquiring Series shall assume all liabilities, expenses, costs, charges and reserves of the Acquired Series, contingent or otherwise, reflected in the unaudited statement of assets and liabilities of the Acquired Series as of the Valuation Time, prepared by or on behalf of Group in accordance with generally accepted accounting principles consistently applied from and after June 30, 1997, and shall not assume any other liabilities, whether absolute or contingent, nor reflected therein.

          (d) LIQUIDATION AND DISSOLUTION. With respect to each Reorganization, upon consummation of the transactions described in Section 1(a), 1(b), and 1(c) above, the Acquired Series shall distribute in complete liquidation to its shareholders of record as of the Exchange Date the Acquiring Series Shares of the corresponding Acquiring Series received by it, each Acquired Series shareholder of record being entitled to receive that number of Acquiring Series Shares equal to the proportion which the number of shares of beneficial interest, without par value, of the Acquired Series held by such shareholder bears to the total number of such shares of the Acquired Series outstanding on such date, and shall take such further action as may be required, necessary or appropriate under Group's Declaration of Trust, Ohio law and the Code to effect the complete liquidation and dissolution of the Acquired Series. Group will fulfill all reporting requirements under the 1940 Act and the Code regarding the Acquired Series, both before and after the Reorganization.

     2. Representations, Warranties and Agreements of Group. Group represents and warrants to and agrees with Funds and the Acquiring Series that:

          (a) Group is an Ohio business trust, validly existing under the laws of the State of Ohio and has the power and authority to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) Group is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Group has elected to qualify and has qualified each of the Acquired Series as a regulated investment company under Part I of Subchapter M of the Code as of and since its inception, and has been eligible to and has computed its federal income tax under Section 852 of the Code, and each such Acquired Series qualifies, and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation, and to be eligible to and to compute its federal income tax under Section 852 of the Code.

          (c) The statements of assets and liabilities, including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years (or such shorter period as the Fund shall have operated) in the period then ended, for each Acquired Series, such statements having been audited by Coopers & Lybrand LLP (now, PricewaterhouseCoopers LLP), independent auditors of the Acquired Series, have been furnished to Funds. Such statements of assets and liabilities fairly present the financial position of each Acquired Series as of such date and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of the Acquired Series as of such date which are not disclosed therein.

          (d) The Prospectus of each Acquired Series dated October 31, 1997, as supplemented to date (the "Acquired Series Prospectus"), and its related Statement of Additional Information of even date therewith, in the forms filed under the Securities Act of 1933, as amended ("1933 Act") with the Securities and Exchange Commission ("Commission") and previously furnished to Funds, did not as of its date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed to Funds, there are no material legal, administrative or other proceedings pending or, to the knowledge of Group, threatened against Group or any Acquired Series.

          (f) There are no material contracts outstanding to which Group, on behalf of any Acquired Series, is a party, other than as disclosed in the Acquired Series Prospectus and the corresponding Statement of Additional Information, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Group on behalf of any Acquired Series on or prior to the Exchange Date.

          (g) No Acquired Series has any known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to the Acquired Series on their statement of assets and liabilities at June 30, 1997, and those incurred in the ordinary course of the Group's business as an investment company since that date.

          (h) As used in this Agreement, the term "Investments" with respect to each Acquired Series shall mean the Acquired Series' investments shown on the statement of assets and liabilities at June 30, 1997, referred to in
     Section 2(g) hereof, as supplemented with such changes as Group has made after June 30, 1997, in the ordinary course of its business.

          (i) Group, on behalf of each Acquired Series, has filed all tax returns (including information returns) which are required to be filed by Group (or any Acquired Series) and has paid all taxes shown to be due on said returns or on any assessments received by Group. All tax liabilities of Group, on behalf of an Acquired Series, have been adequately provided for on its books, and no tax deficiency or liability of Group, on behalf of an Acquired Series, has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) With respect to each Reorganization, as of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(l), Group will have full right, power and authority to assign, transfer and deliver the Investments and any other of an Acquired Series' assets and liabilities to be transferred to Funds and the corresponding Acquiring Series pursuant to this Agreement; on the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Funds, on behalf of the Acquiring Series, will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Group or the Acquired Series and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Group or Funds, except as previously disclosed to Funds by Group prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required to be obtained by Group in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934, as amended (the "1934 Act"), 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and state business trust laws.

          (m) Group will call a Special Meeting of Shareholders of the Acquired Series ("Special Meeting") to consider and act upon this Agreement, the Reorganizations and related matters. In connection with such meeting, Group will solicit proxies from the Acquired Series shareholders pursuant to proxy solicitation materials complying in all material respects with the 1934 Act and the Rules and Regulations of the Commission thereunder ("1934 Act Regulations") and the 1940 Act and the Rules and Regulations of the Commission thereunder ("1940 Act Regulations").

          (n) Group's registration statement on Form N-1A regarding the Acquired Series (the "Group Registration Statement") under the 1933 Act and the 1940 Act, as of the date hereof and as of the Exchange Date, (i) complies and will comply in all material respects with the provisions of the 1933 Act and the Rules and Regulations of the Commission thereunder (the "1933 Act Regulations") and the 1940 Act and the 1940 Act Regulations, and (ii) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (o) No Acquired Series will dispose of any of its investments, except as part of the ordinary course of its investment activity.

     3. Representations, Warranties and Agreements of Funds. Funds represents and warrants to and agrees with Group and the Acquired Funds that:

          (a) Funds is a business trust validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority to carry on the business of an investment company and to carry out its obligations under this Agreement.

          (b) Funds is registered under the 1940 Act as an open-end investment company of the management type. On or before the Exchange Date, the Funds' Registration Statement under the 1933 Act on Form N-1A regarding the Acquiring Series (the "Funds Registration Statement"), shall have been declared effective by the Commission. Each Acquiring Series expects to qualify as a regulated investment company under Subchapter M of the Code and will take all actions necessary to do so.

          (c) The Acquiring Series will have no assets or liabilities as of the Valuation Time.

          (d) Except as Funds has previously disclosed to Group, there are no material legal, administrative or other proceedings pending or, to the knowledge of Funds, threatened against Funds or any of the Acquiring Series, which assert liability on the part of Funds or any of the Acquiring Series.

          (e) There are no material contracts outstanding to which Funds or any of the Acquiring Series is a party, other than this Agreement and material contracts disclosed in the Funds Registration Statement.

          (f) Funds and each of the Acquiring Series will file all federal and state tax returns which, to the knowledge of Funds' officers, are required to be filed by Funds and any of the Acquiring Series and will pay all federal and state taxes shown to be due on such returns or on any assessments received by Funds or any of the Acquiring Series.

          (g) No consent, approval, authorization or order of any governmental authority is required to be obtained by Funds in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1940 Act or state securities or blue sky laws.

          (h) With respect to each Reorganization, as of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(g), Funds and the Acquiring Series will have full right, power and authority to acquire the Investments and any other assets and assume the liabilities of the corresponding Acquired Series to be transferred to the Acquiring Series pursuant to this Agreement.

          (i) With respect to each Reorganization, at the time the Funds Registration Statement becomes effective and as of the Exchange Date, the Funds Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the 1940 Act Regulations, and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) With respect to each Reorganization, Funds has no plan or intention to issue additional Acquiring Series Shares following the Reorganization except for shares issued in the ordinary course of the Funds' business as an open-end investment company; nor does Funds have any plan or intention to redeem or otherwise reacquire any Acquiring Series Shares issued to corresponding Acquired Series shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business; Funds will continue the Acquired Series' business in the same manner that the Acquired Series conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Acquiring Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of each Acquiring Series as a regulated investment company under Subchapter M of the Code.

          (k) With respect to each Reorganization, the Acquiring Series Shares to be issued by Funds have been duly authorized and when issued and delivered by Funds and the Acquiring Series to Group for the benefit of the corresponding Acquired Series pursuant to this Agreement will be legally and validly issued by Funds and will be fully paid and nonassessable, and no shareholder of Funds will have any preemptive right of subscription or purchase in respect thereof.

          (l) With respect to each Reorganization, the issuance of Acquiring Series Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws. Pursuant to Rule 145(a)(2) under the 1933 Act, the Agreement and the Reorganizations contemplated therein will not result in any offer, offer to sell, offer for sale or sale by Funds of the Acquiring Series Shares to the Group and the corresponding Acquired Series shareholders under the 1933 Act and Funds need not register the Acquiring Series Shares for sale under the 1933 Act on Form N-14, or otherwise.

          (m) Each Acquiring Series, upon filing its first income tax return at the completion of its first taxable year, will elect to be a regulated investment company for federal income tax purposes and will take all steps necessary to ensure its qualification as a regulated investment company.

     4. Exchange Date; Valuation Time. With respect to each Reorganization, on the Exchange Date, Funds, on behalf of each Acquiring Series, will deliver to Group and the corresponding Acquired Series a number of Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of the corresponding Acquired Series acquired by the Acquiring Series, less the value of the liabilities of the corresponding Acquired Series assumed, determined as hereafter provided in this Section 4.

          (a) With respect to each Reorganization, the net assets of each Acquired Series will be computed as of the Valuation Time, using the valuation procedures set forth in the Acquired Series Prospectus.

          (b) The net asset value of each of the Acquiring Series Shares will be determined to the nearest full cent as of the Valuation Time, and shall be set at the net asset value per share of the corresponding Acquired Series as of the Valuation Time.

          (c) The Valuation Time shall be 4:00 P.M., Eastern Standard Time, on October 23, 1998, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

          (d) With respect to each Reorganization, the Acquiring Series shall issue its Acquiring Series Shares to Group on one share deposit receipt registered in the name of Group. Group shall constructively distribute in liquidation the Acquiring Series Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to Funds' transfer agent, which will as soon as practicable make such modifications to the accounts for each Funds shareholder as may be necessary and appropriate to reflect the ownership of the Acquiring Series Shares.

          (e) With respect to each Reorganization, the Acquiring Series shall assume the liabilities of the corresponding Acquired Series described in subsection 1(c) hereof in connection with the acquisition of assets and subsequent dissolution of such Acquired Series or otherwise, except that recourse for assumed liabilities relating to the Acquired Series shall be limited to the corresponding Acquiring Series.

     5. Expenses, Fees, etc. With respect to each Reorganization, neither Group or the Acquired Series, nor Funds or the Acquiring Series, will be responsible for any of the direct or indirect fees, costs or expenses of the Reorganization; proxy solicitation and other costs associated with Group's Special Meeting, professional fees and expenses in connection with the preparation and closing of the Agreement and Reorganization and in connection with the preparation of an exemption application to be filed with the Commission in connection with the Reorganization (as described in Section 8(i)), organization expenses of the Acquiring Series, trustees and officers tail insurance to be purchased by Group in connection with the Reorganization, and all other direct and indirect fees, costs and expenses of the Reorganization, shall be assumed and paid by BISYS.

     6. Exchange Date. With respect to each Reorganization, delivery of the assets of the Acquired Series to be transferred, assumption of the liabilities of the Acquired Series to be assumed, and the delivery of the corresponding Acquiring Series Shares to be issued shall be made at the offices of the Group, 3435 Stelzer Road, Columbus, Ohio as of October 24, 1998, or at such other time, date, and location agreed to by Group and Funds, the date and time as of which such delivery is to take place being referred to herein as the "Exchange Date."

     7. Special Meeting of Shareholders; Dissolution.

          (a) Group agrees to call the Special Meeting as soon as is practicable for the purpose of authorizing and approving this Agreement (including the liquidation and dissolution of each Acquired Series), and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, without par value, of each of the Acquired Series shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Series, in the manner required by law and Group's Declaration of Trust at such a meeting on or before the Valuation Time.

          (b) Group agrees that the liquidation and dissolution of each Acquired Series will be effected in the manner provided in Group's Declaration of Trust and in accordance with applicable law, and that it will not make any constructive distribution of any Acquiring Series Shares to the shareholders of the corresponding Acquired Series without first paying or adequately providing for the payment of all of the Acquired Series' known debts, obligations and liabilities.

          (c) Each of Group and Funds will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1934 Act and 1940 Act and the 1934 Act Regulations and 1940 Act Regulations to be set forth in the proxy solicitation materials to be prepared by Group and utilized in connection with the Special Meeting.

     8. Conditions of Group's Obligations. The obligations of Group and each of the Acquired Series hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of each Acquired Series, shall have been approved by the trustees and shareholders of Group, and by the trustees of Funds, in the manner required by law.

          (b) Funds shall have executed and delivered to Group an Assumption of Liabilities dated as of the Exchange Date pursuant to which each Acquiring Series will assume the liabilities, expenses, costs, charges and reserves of the corresponding Acquired Series described in Section l(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for assumed liabilities relating to the Acquired Series shall be limited to the corresponding Acquiring Series.

          (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Funds made in this Agreement are true and correct in all material respects as if made at and as of such dates, Funds and the Acquiring Series have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and Funds shall have furnished to Group a statement, dated the Exchange Date, signed by Fund's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (d) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (e) Group shall have received an opinion of Dechert Price & Rhoads, in form reasonably satisfactory to Group and dated the Exchange Date, to the effect that (i) Funds is a business trust validly existing under the laws of the Commonwealth of Massachusetts, (ii) all of the Acquiring Series Shares to be delivered to Group as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Funds and no shareholder of Funds has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by Funds, on behalf of each Acquiring Series, and assuming due authorization, execution and delivery of this Agreement by Group, is a valid and binding obligation of Funds and the Acquiring Series enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Funds' Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which Funds or the Acquiring Series is a party or by which it is bound, (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by Funds in order to permit the consummation by Funds or the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or as may be required under state business trust laws. In rendering such opinion Dechert Price & Rhoads may rely on certain reasonable assumptions and certifications of fact received from Group and Funds.

          (f) With respect to each Reorganization, Group shall have received an opinion of Dechert Price & Rhoads, addressed to Group and each Acquired Series and Funds and the corresponding Acquiring Series, and in a form reasonably satisfactory to Group and dated the Exchange Date, with respect to the matters specified in Section 9(e) of this Agreement. In rendering such opinion Dechert Price & Rhoads may rely on certain reasonable assumptions and certifications of fact received from Group (on behalf of the Acquired Series), Funds (on behalf of the Acquiring Series) and certain of their shareholders.

          (g) All necessary proceedings taken by Funds in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Group and Baker & Hostetler LLP.

          (h) The Funds Registration Statement shall have become effective under the 1933 Act, Funds shall be eligible to sell its securities under applicable Blue Sky provisions, and no stop order suspending such effectiveness or right to sell shall have been instituted or, to the knowledge of Funds, contemplated by the Commission or any state regulatory authority.

          (i) Group and Funds shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Group and Funds, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

          (j) Funds shall have authorized and entered into service provider agreements, including an Investment Advisory Agreement and Distribution Agreement, and adopted a Distribution and Shareholder Service Plan, identical in all material respects to those entered into and adopted by Group.

     9. Conditions of Funds' Obligations. The obligations of Funds and each of the Acquiring Series hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of each Acquired Series, shall have been approved by the trustees and shareholders of Group, and the trustees of Funds, in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Group made in this Agreement are true and correct in all material respects as if made at and as of such dates, Group has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Group shall have furnished to Funds a statement, dated the Exchange Date, signed by Group's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (c) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Funds shall have received an opinion of Baker & Hostetler LLP, in form reasonably satisfactory to Funds and dated the Exchange Date, to the effect that (i) Group is a business trust validly existing under the laws of the State of Ohio, (ii) this Agreement has been duly authorized, executed and delivered by Group, on behalf of each Acquired Series, and, assuming due authorization, execution and delivery of this Agreement by Funds, is a valid and binding obligation of Group and the Acquiring Series, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iii) Group, on behalf of each Acquired Series, has power to assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Group, on behalf of each Acquired Series, will have duly assigned, conveyed, transferred and delivered such Investments and other assets to Funds and the corresponding Acquiring Series, (iv) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Group's Declaration of Trust or its By-Laws, as amended, or any provision of any agreement known to such counsel to which Group is a party or by which it is bound, and (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by the Group in order to permit the consummation by Group or the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or state business trust laws. In rendering such opinion, Baker & Hostetler LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Group and Funds.

          (e) With Respect to each Reorganization, Funds shall have received an opinion of Dechert Price & Rhoads, addressed to Funds and the Acquiring Series and Group and the corresponding Acquired Series, and in a form reasonably satisfactory to Funds and dated the Exchange Date, to the effect that for Federal income tax purposes (i) the transfer of all or substantially all of Acquired Series' assets in exchange for the Acquiring Series Shares and the assumption by the Acquiring Series of liabilities of Acquired Series will constitute a "reorganization" within the meaning of
     Section 368(a) of the Code, and each of the Acquiring Series and Acquired Series is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Acquired Series upon the transfer of the assets of the Acquired Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of Acquired Series or upon the constructive distribution of Acquiring Series Shares by Acquired Series to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of Acquired Series upon the exchange of their shares for Acquiring Series Shares, (iv) the basis of the Acquiring Series Shares an Acquired Series shareholder receives in connection with the Reorganization will be the same as the basis of his or her shares exchanged therefor; (v) an Acquired Series shareholder's holding period for his or her Acquiring Series Shares will be determined by including the period for which he or she held Acquired Series shares exchanged therefor, provided that he or she held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Series upon the receipt of the assets of the corresponding Acquired Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of the corresponding Acquired Series; (vii) the basis in the hands of the Acquiring Series of the assets of the corresponding Acquired Series transferred to the Acquiring Series will be the same as the basis of the assets in the hands of the corresponding Acquired Series immediately prior to the transfer; and (viii) the Acquiring Series' holding periods of the assets of the corresponding Acquired Series will include the period for which such assets of the corresponding Acquired Series were held by the corresponding Acquired Series. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request from Group (on behalf of the Acquired Series) and from Funds (on behalf of the Acquiring Series).

          (f) The Funds Registration Statement shall have become effective under the 1933 Act, Funds shall be eligible to sell the securities of each of the Acquiring Series under applicable Blue Sky provisions, and no stop order suspending such effectiveness or right to sell shall have been instituted or, to the knowledge of Funds, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Group (or each Acquired Series) in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Funds and Dechert Price & Rhoads.

          (h) Prior to the Exchange Date, each Acquired Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended June 30, 1998 and the short taxable year beginning on July 1, 1998 and ending on the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended June 30, 1998 and the short taxable year beginning July 1, 1998 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Group shall have duly executed and delivered to Funds a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as Funds may deem necessary or desirable to transfer all of Group's and each Acquired Series' entire right, title and interest in and to the Investments and all other assets of each Acquired Series to the corresponding Acquiring Series.

          (j) Funds and Group shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Funds and Group, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

     10. Indemnification.

          (a) Funds shall, subject to Section 17(h) of the 1940 Act and Section 10(b) hereof, indemnify and hold harmless Group, its current and former trustees and officers (for purposes of this Section, the "Indemnified Parties"), and advance expenses in connection therewith, (i) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties who is a current or former trustee or officer may be threatened by reason of their serving as trustees and officers of the Group, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made with the prior consent of Funds, and (ii) to the maximum extent that trustees and officers of Funds can be indemnified, and their expenses advanced, by Funds under Funds' Declaration of Trust and By-Laws. The Indemnified Parties will notify Funds in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Funds shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in the defense of any such claim, action, suit or proceeding, and if Funds elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Funds' obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

          (b) Notwithstanding the provisions of Section 10(a), the obligation of Funds to indemnify thereunder shall be limited to the activities, acts or omissions of one or more of the Indemnified Parties directly or indirectly related to the affairs of the Acquired Series and shall not cover any other activity, act or omission, including those regarding any other present or former series of Group.

     11. Termination. Group and Funds may, by mutual consent of their respective trustees, terminate this Agreement, and Group or Funds, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees, may, subject to Section 12 of this Agreement, waive any condition to their respective obligations hereunder.

     12. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the State of Ohio.

     This Agreement may be amended at any time by action of the trustees of Group and Funds, notwithstanding approval thereof by the shareholders of the Acquired Series, or a duly authorized officer thereof, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Acquired Series or of the shareholders of the Acquiring Series.

     If, as a result of a position, whether or not publicly announced, taken by the staff of the Commission, or otherwise, counsel for Funds determines that it would be advisable for Funds to register the Acquiring Series Shares to be offered and sold in connection with the Reorganization contemplated by this Agreement on Form N-14 under the 1933 Act, the parties hereto shall execute an amendment to this Agreement, modifying the representations and warranties set forth in this Agreement to reflect the same and adding such additional representations and warranties as are agreed and as are customary in agreements for the acquisition of the assets subject to liabilities of one registered investment company for shares of another registered investment company.

     13. Agreement and Declaration of Trust. The Sessions Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Sessions Group" entered into in the name or on behalf thereof by any of the trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of Group personally, but bind only the assets of the Group, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the series or funds of the Group, such as the Acquired Series, must look solely to the assets of Group belonging to such series or funds for the enforcement of any claims against Group.

     The names "The Coventry Group" and "Trustees of The Coventry Group' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust, such as the Acquiring Series, must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

THE SESSIONS GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE SESSIONS GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE SESSIONS GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE SESSIONS GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE COVENTRY GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE COVENTRY GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE COVENTRY GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

THE COVENTRY GROUP, on behalf of 1st
Source Monogram Diversified Equity Fund

By /s/ WALTER B. GRIMM
   -----------------------------------------------------
   Walter B. Grimm, President

                     For purposes of Section 5 Only
                     BISYS Fund Services Limited Partnership
                     By BISYS Fund Services, Inc., General Partner

                     By /s/ WILLIAM J. TOMKO
      --------------------------------------------------------------------------

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

     This Agreement is made as of October   , 1998 between THE CONVENTRY GROUP,
a Massachusetts business trust (the "Trust"), and 1st Source Bank, an Indiana banking corporation (the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Investment Adviser to provide, or to arrange for the provision of, investment advisory services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such current investment portfolios and any such additional investment portfolios together called the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     SECTION 1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     SECTION 2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Declaration of Trust, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust") ;

          (b) the Trust's By-Laws and any amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto; and

          (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     SECTION 3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide, or arrange for the provision of, a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Funds, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Investment Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees.

     Subject to the provisions of this Agreement, the Declaration of Trust and the 1940 Act, the Investment Adviser directly and indirectly may select and enter into contracts with one or more qualified investment advisers ("Sub-Advisers") to provide to the Trust some or all of the services required by this Agreement. With respect to any such appointment by the Investment Adviser of any of the Sub-Advisers, the Investment Adviser will, as appropriate:

          (a) advise the Sub-Advisers with respect to economic conditions and trends;

          (b) assist Sub-Advisers with the placement of orders for the purchase and sale of securities;

          (c) assist and consult with the Sub-Advisers in connection with the Funds' continuous investment programs; and

          (d) periodically review, evaluate and report to the Trust's Board of Trustees with respect to the performance of the Sub-Advisers.

     In fulfilling its responsibilities hereunder, the Investment Adviser further agrees that it will, or, with respect to services provided to the Trust by any of the Sub-Advisers appointed by the Investment Adviser, that it will require that each of the Sub-Advisers:

          (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement (or any applicable sub-investment advisory agreement) in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain, or require that each of the Sub-Advisers obtain, prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Investment Adviser or any of the Sub-Advisers shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Investment Adviser and any of the Sub-Advisers may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Investment Adviser or any of the Sub-Advisers exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser and any of the Sub-Advisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser or Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Investment Adviser may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to BISYS Fund Services Limited Partnership, the Investment Adviser, any Sub-Adviser, or any affiliated person of the Trust, BISYS Fund Services Limited Partnership, the Investment Adviser or any Sub-Adviser;

          (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser or any Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's or Sub-Advisers' personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or any Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Investment Adviser or any Sub-Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     SECTION 4. Services Not Exclusive. The investment management services furnished by the Investment Adviser and any Sub-Adviser hereunder are not to be deemed exclusive, and the Investment Adviser and any Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement or any sub-advisory agreement are not impaired thereby.

     SECTION 5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly, and to require each of the Sub-Advisers to surrender promptly, to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve, and to require each of the Sub-Advisers to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

     SECTION 6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses, including as applicable, the compensation of any Sub-Advisers appointed by it, incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     SECTION 7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Investment Adviser will begin as of the respective dates of the initial public sale of shares in the Funds; provided, however, that the Investment Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver.

     SECTION 8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     SECTION 9. Duration And Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided
herein, shall continue in effect until                ,                .

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     SECTION 10. Investment Adviser's Representations. The Investment Adviser hereby represents that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

     SECTION 11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 12. Name. The Trust hereby-acknowledges that the name "1st Source Monogram" is a property right of the Investment Adviser. The Investment Adviser agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "1st Source" as part of its name. The Investment Adviser may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "1st Source" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Investment Adviser, so refrain from using such name.

     SECTION 13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Massachusetts.

     The Coventry Group is a business trust organized under the laws of the Commonwealth of Massachusetts and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Massachusetts, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE COVENTRY GROUP

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

                                          1ST SOURCE BANK

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

                                                         Dated: October   , 1998

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                         BETWEEN THE COVENTRY GROUP AND
                  1ST SOURCE BANK DATED AS OF OCTOBER   , 1998

            NAME OF FUND                        COMPENSATION(1)                     DATE
            ------------              ------------------------------------    ----------------
1st Source Monogram Diversified       Annual rate of ninety-nine              October   , 1998
  Equity Fund                         one-hundredths of one percent
                                      (0.99%) of such Fund's average daily
                                      net assets
1st Source Monogram Income Equity     Annual rate of eighty one-hundredths    October   , 1998
  Fund                                of one percent (0.80.%) of such
                                      Fund's average daily net assets
1st Source Monogram Special Equity    Annual rate of eighty one-hundredths    October   , 1998
  Fund                                of one percent (0.80%) of such
                                      Fund's average daily net assets
1st Source Monogram Income Fund       Annual rate of fifty-five               October   , 1998
                                      one-hundredths of one percent
                                      (0.55%) of such Fund's average daily
                                      net assets

THE COVENTRY GROUP                    1ST SOURCE BANK

By
----------------------------------------------------  By
----------------------------------------------------

Name:
------------------------------------------------  Name:
------------------------------------------------

Title:
--------------------------------------------------  Title:
--------------------------------------------------
---------------

(1) All Fees are computed daily and paid monthly.

                                                                       EXHIBIT C

                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the                day
of October, 1998, by and between 1st Source Bank, an Indiana banking corporation (the "Adviser"), and Miller Anderson & Sherrerd LLP, a Delaware limited liability partnership (the "Sub-Adviser").


     WHEREAS, the Adviser serves as investment adviser of certain portfolios of The Coventry Group, a Massachusetts business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.



     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is 1st Source Monogram Diversified Equity Fund (the "Fund"); and



     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of equity securities to assist the Adviser in performing services for a portion of the Fund; and



     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Trust and the Adviser; and



     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Fund and has reviewed the Investment Advisory
Agreement dated as of October   , 1998, between the Adviser and the Trust (the
"Adviser Agreement").



     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:


     SECTION 1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser (the "MAS Portfolio"), subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's and the MAS Portfolio's investment objectives, policies and restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish the Sub-Adviser from time to time copies of all amendments of or supplements to such Prospectus and Statement of Additional Information. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

     SECTION 2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the MAS Portfolio provided by the Sub-Adviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the MAS Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund for the MAS Portfolio, the appropriate portion of the MAS Portfolio's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the MAS Portfolio's investments should be exercised. The Sub-Adviser will implement such determinations through the placement, in the name of the Fund for the MAS Portfolio, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;


          (d) place orders pursuant to investment determinations for the MAS Portfolio either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Adviser may consider the sale of shares of the Trust. In no instance will portfolio securities be purchased from or sold to the Trust, BISYS Fund Services Limited Partnership, the Adviser, any other sub-investment adviser for the Trust ("other sub-advisers"), or the Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act or an exemption therefrom;


          (e) maintain all necessary or appropriate books and records with respect to the MAS Portfolio's securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31 (a) of the 1940 Act and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund;

          (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

          (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the MAS Portfolio.

     SECTION 3. Expense. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the MAS Portfolio.

     SECTION 4. Books and Records. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the MAS Portfolio are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31 a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

     SECTION 5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the MAS Portfolio's average daily net assets set forth in Schedule A hereto, provided, however, that the Sub-Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the MAS Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement. If the Adviser is required to reduce its fee or to reimburse the Trust because the expenses of the Fund are in excess of any voluntary expense limitations set forth in the Trust's current Registration Statement, the Sub-Adviser's fee hereunder shall be reduced by an amount equal to such excess expense multiplied by the ratio that the Sub-Adviser's fee hereunder bears to the sum of the fees paid to and retained by the Adviser and paid to BISYS Fund Services Limited Partnership (under the Trust's Administration Agreement with BISYS Fund Services Limited Partnership with respect to the Fund) by the Trust with respect to the MAS Portfolio. Notwithstanding anything contained herein to the contrary, the Sub-Adviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of the MAS Portfolio or any portion thereof except as may be authorized by applicable law.

     SECTION 6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     SECTION 7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

     SECTION 8. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     SECTION 9. Limitation of Trust's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Declaration of Trust and under Massachusetts law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

     The names "The Coventry Group" and "Trustees of the Coventry Group' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

     SECTION 10. Duration Renewal Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner
terminated as provided herein, shall continue in effect until                ,
2000.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of one year each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Fund upon, 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

     SECTION 11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or by this Agreement.

     SECTION 12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

     SECTION 13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          MILLER ANDERSON & SHERRERD LLP

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                                         Dated: October   , 1998

                                   SCHEDULE A
                    TO THE SUB-INVESTMENT ADVISORY AGREEMENT
                          BETWEEN 1ST SOURCE BANK AND
                         MILLER ANDERSON & SHERRERD LLP

            NAME OF FUND                         COMPENSATION*                      DATE
            ------------                         -------------                      ----
1st Source Monogram Diversified       Annual Rate of 0.625% up to             October   , 1998
  Equity Fund                         $25,000,000 of the average daily net
                                      assets of the MAS Portfolio and
                                      0.375% of the excess over
                                      $25,000,000

---------------

* All fees are computed daily and paid monthly.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          MILLER ANDERSON & SHERRERD LLP

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                                                       EXHIBIT D


                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the                day
of October, 1998, by and between 1st Source Bank, an Indiana banking corporation (the "Adviser"), and Standish, Ayer & Wood, Inc., a Massachusetts corporation (the "Sub-Adviser").


     WHEREAS, the Adviser serves as investment adviser of certain portfolios of The Coventry Group, a Massachusetts business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.



     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is 1st Source Monogram Diversified Equity Fund (the "Fund"); and



     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of equity securities to assist the Adviser in performing services for a portion of the Fund; and



     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Trust and the Adviser; and



     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Fund and has reviewed the Investment Advisory
Agreement dated as of October   , 1998, between the Adviser and the Trust (the
"Adviser Agreement").



     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:


     SECTION 1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser (the "SAW Portfolio"), subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's and the SAW Portfolio's investment objectives, policies and restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish the Sub-Adviser from time to time copies of all amendments of or supplements to such Prospectus and Statement of Additional Information. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

     SECTION 2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the SAW Portfolio provided by the Sub-Adviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the SAW Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund for the SAW Portfolio, the appropriate portion of the SAW Portfolio's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the SAW Portfolio's investments should be exercised. The Sub-Adviser will implement such determinations through the placement, in the name of the Fund for the SAW Portfolio, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to investment determinations for the SAW Portfolio either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Adviser may consider the sale of shares of the Trust. In no instance will portfolio securities be purchased from or sold to the Trust, BISYS Fund Services Limited Partnership, the Adviser, any other sub-investment adviser for the Trust ("other sub-advisers"), or the Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act or an exemption therefrom;

          (e) maintain all necessary or appropriate books and records with respect to the SAW Portfolio's securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31 (a) of the 1940 Act and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund;

          (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

          (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the SAW Portfolio.

     SECTION 3. Expense. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the SAW Portfolio.

     SECTION 4. Books and Records. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the SAW Portfolio are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31 a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

     SECTION 5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the SAW Portfolio's average daily net assets set forth in Schedule A hereto, provided, however, that the Sub-Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the SAW Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement. If the Adviser is required to reduce its fee or to reimburse the Trust because the expenses of the Fund are in excess of any voluntary expense limitations set forth in the Trust's current Registration Statement, the Sub-Adviser's fee hereunder shall be reduced by an amount equal to such excess expense multiplied by the ratio that the Sub-Adviser's fee hereunder bears to the sum of the fees paid to and retained by the Adviser and paid to BISYS Fund Services Limited Partnership (under the Trust's Administration Agreement with BISYS Fund Services Limited Partnership with respect to the Fund) by the Trust with respect to the SAW Portfolio. Notwithstanding anything contained herein to the contrary, the Sub-Adviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of the SAW Portfolio or any portion thereof except as may be authorized by applicable law.

     SECTION 6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     SECTION 7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

     SECTION 8. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     SECTION 9. Limitation of Trust's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Declaration of Trust and under Massachusetts law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

     The names "The Coventry Group" and "Trustees of the Coventry Group' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

     SECTION 10. Duration Renewal Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner
terminated as provided herein, shall continue in effect until                ,
2000.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of one year each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Fund upon, 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

     SECTION 11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or by this Agreement.

     SECTION 12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

     SECTION 13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          STANDISH, AYER & WOOD, INC.

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                                         Dated: October   , 1998

                                   SCHEDULE A
                    TO THE SUB-INVESTMENT ADVISORY AGREEMENT
                          BETWEEN 1ST SOURCE BANK AND
                          STANDISH, AYER & WOOD, INC.

            NAME OF FUND                         COMPENSATION*                      DATE
            ------------                         -------------                      ----
1st Source Monogram Diversified       Annual Rate of 0.45% of the average     October   , 1998
  Equity Fund                         daily net assets of the SAW
                                      Portfolio

---------------

* All fees are computed daily and paid monthly.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          STANDISH, AYER & WOOD, INC.

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                                                       EXHIBIT E

                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the                day
of October, 1998, by and between 1st Source Bank, an Indiana banking corporation (the "Adviser"), and Loomis Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Adviser").

     WHEREAS, the Adviser serves as investment adviser of certain portfolios of The Coventry Group, a Massachusetts business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.

     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is 1st Source Monogram Diversified Equity Fund (the "Fund"); and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of equity securities to assist the Adviser in performing services for a portion of the Fund; and

     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Trust and the Adviser; and

     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Fund and has reviewed the Investment Advisory
Agreement dated as of October   , 1998, between the Adviser and the Trust (the
"Adviser Agreement").

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     SECTION 1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser (the "LSC Portfolio"), subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's and the LSC Portfolio's investment objectives, policies and restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish the Sub-Adviser from time to time copies of all amendments of or supplements to such Prospectus and Statement of Additional Information. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

     SECTION 2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the LSC Portfolio provided by the Sub-Adviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the LSC Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund for the LSC Portfolio, the appropriate portion of the LSC Portfolio's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the LSC Portfolio's investments should be exercised. The Sub-Adviser will implement such determinations through the placement, in the name of the Fund for the LSC Portfolio, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to investment determinations for the LSC Portfolio either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Adviser may consider the sale of shares of the Trust. In no instance will portfolio securities be purchased from or sold to the Trust, BISYS Fund Services Limited Partnership, the Adviser, any other sub-investment adviser for the Trust ("other sub-advisers"), or the Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act or an exemption therefrom;

          (e) maintain all necessary or appropriate books and records with respect to the LSC Portfolio's securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31 (a) of the 1940 Act and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund;

          (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

          (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the LSC Portfolio.

     SECTION 3. Expense. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the LSC Portfolio.

     SECTION 4. Books and Records. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the LSC Portfolio are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31 a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

     SECTION 5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the LSC Portfolio's average daily net assets set forth in Schedule A hereto, provided, however, that the Sub-Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the LSC Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement. If the Adviser is required to reduce its fee or to reimburse the Trust because the expenses of the Fund are in excess of any voluntary expense limitations set forth in the Trust's current Registration Statement, the Sub-Adviser's fee hereunder shall be reduced by an amount equal to such excess expense multiplied by the ratio that the Sub-Adviser's fee hereunder bears to the sum of the fees paid to and retained by the Adviser and paid to BISYS Fund Services Limited Partnership (under the Trust's Administration Agreement with BISYS Fund Services Limited Partnership with respect to the Fund) by the Trust with respect to the LSC Portfolio. Notwithstanding anything contained herein to the contrary, the Sub-Adviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of the LSC Portfolio or any portion thereof except as may be authorized by applicable law.

     SECTION 6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     SECTION 7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

     SECTION 8. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     SECTION 9. Limitation of Trust's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Declaration of Trust and under Massachusetts law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

     The names "The Coventry Group" and "Trustees of the Coventry Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

     SECTION 10. Duration Renewal Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner
terminated as provided herein, shall continue in effect until                ,
2000.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of one year each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Fund upon, 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

     SECTION 11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or by this Agreement.

     SECTION 12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

     SECTION 13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          LOOMIS SAYLES & COMPANY, L.P.

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                                         Dated: October   , 1998

                                   SCHEDULE A
                    TO THE SUB-INVESTMENT ADVISORY AGREEMENT
                          BETWEEN 1ST SOURCE BANK AND
                         LOOMIS SAYLES & COMPANY, L.P.

            NAME OF FUND                         COMPENSATION*                      DATE
            ------------                         -------------                      ----
1st Source Monogram Diversified       Annual Rate of 0.40% of the average     October   , 1998
  Equity Fund                         daily net assets of the LSC
                                      Portfolio

---------------

* All fees are computed daily and paid monthly.

                                          1ST SOURCE BANK

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

                                          LOOMIS SAYLES & COMPANY, L.P.

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------


817787

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BISYS - 1ST SOURCE MONOGRAM FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


                                     PROXY

                     1ST SOURCE MONOGRAM-INCOME EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 16, 1998

     The undersigned hereby appoints George L. Stevens and Kathy M. Loken as proxies with full power of substitution to vote and act with respect to all shares of 1ST SOURCE MONOGRAM-INCOME EQUITY FUND (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 8:30 a.m., Eastern Time, on October 16, 1998, at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
                             TRUSTEES OF THE FUND.

The Board of Trustees recommends that you vote FOR the following proposal:

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X
                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


1ST SOURCE MONOGRAM-INCOME EQUITY FUND


Vote On Proposal

1. Approval of an Agreement and Plan of Reorganization and Liquidation for the Fund and the transactions contemplated thereunder.

                    For            Against           Abstain

                    [ ]              [ ]               [ ]

----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date


----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature (Joint Owners)                    Date

BISYS - 1ST SOURCE MONOGRAM FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


                                     PROXY

                    1ST SOURCE MONOGRAM-SPECIAL EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 16, 1998

     The undersigned hereby appoints George L. Stevens and Kathy M. Loken as proxies with full power of substitution to vote and act with respect to all shares of 1ST SOURCE MONOGRAM-SPECIAL EQUITY FUND (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 8:30 a.m., Eastern Time, on October 16, 1998, at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
                             TRUSTEES OF THE FUND.

The Board of Trustees recommends that you vote FOR the following proposal:

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X
                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


1ST SOURCE MONOGRAM-SPECIAL EQUITY FUND


Vote On Proposal

1. Approval of an Agreement and Plan of Reorganization and Liquidation for the Fund and the transactions contemplated thereunder.

                    For            Against           Abstain

                    [ ]              [ ]               [ ]

----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date


----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature (Joint Owners)                    Date

BISYS - 1ST SOURCE MONOGRAM FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


                                     PROXY

                        1ST SOURCE MONOGRAM-INCOME FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 16, 1998

     The undersigned hereby appoints George L. Stevens and Kathy M. Loken as proxies with full power of substitution to vote and act with respect to all shares of 1ST SOURCE MONOGRAM-INCOME FUND (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 8:30 a.m., Eastern Time, on October 16, 1998, at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
                             TRUSTEES OF THE FUND.

The Board of Trustees recommends that you vote FOR the following proposal:

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X
                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


1ST SOURCE MONOGRAM-INCOME FUND


Vote On Proposal

1. Approval of an Agreement and Plan of Reorganization and Liquidation for the Fund and the transactions contemplated thereunder.

                    For            Against           Abstain

                    [ ]              [ ]               [ ]

----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date


----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature (Joint Owners)                    Date

BISYS - 1ST SOURCE MONOGRAM FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


                                     PROXY

                  1ST SOURCE MONOGRAM-DIVERSIFIED EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 16, 1998

     The undersigned hereby appoints George L. Stevens and Kathy M. Loken as proxies with full power of substitution to vote and act with respect to all shares of 1ST SOURCE MONOGRAM-DIVERSIFIED EQUITY FUND (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 8:30 a.m., Eastern Time, on October 16, 1998, at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
                             TRUSTEES OF THE FUND.

The Board of Trustees recommends that you vote FOR the following proposal:

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X
                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


1ST SOURCE MONOGRAM-DIVERSIFIED EQUITY FUND


Vote On Proposal

1. Approval of an Agreement and Plan of Reorganization and Liquidation for the Fund and the transactions contemplated thereunder.

                  [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


2a. Approval of a new Sub-Investment Advisory Agreement for the Fund between 1st Source Bank and Standish, Ayer & Wood, Inc.

                  [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2b. Approval of a new Sub-Investment Advisory Agreement for the Fund between 1st Source Bank and Loomis Sayles & Company, L.P..

                  [  ]FOR           [  ]AGAINST           [  ]ABSTAIN

2c. Approval of a new Investment Advisory Agreement between The Coventry Group on behalf of the Fund and 1st Source Bank.

                  [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


2d. Approval of the adoption of a "multi-manager" arrangement for the Fund as set forth in the Proxy Statement.

                  [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date


----------------------------------------------------------
|                                           |            |
----------------------------------------------------------
Signature (Joint Owners)                    Date